UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

United States	333-109768	22-2382028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 White Clay Center Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 575-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On November 15, 2005, the opinion of counsel to Chase Auto Owner Trust 2005-B (the “Trust”) regarding the tax status of the Trust, dated as of November 15, 2005 (the “Opinion”), was delivered by Simpson Thacher & Bartlett LLP to Chase Bank USA, National Association.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits

8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of November 15, 2005.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (Registrant)

Date: November 15, 2005	By:	/s/ William J. Schiralli
	Name:	William J. Schiralli
	Title:	Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Exhibit
8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of November 15, 2005.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1).